SYCUAN VALUE FUND (SYCUX)

Sycuan Funds

ADVISOR'S QUARTERLY UPDATE 1st Quarter 2009

Positive factors impacting investment performance of the fund during the quarter included Technology Information businesses (Cisco Systems, Microsoft & Dell Computer). Negative factors impacting performance of the fund during the quarter included Financial businesses (Citigroup, Bank of America, HSBC Holdings)

Amgen was sold during the quarter because the investment adviser believed its share price fairly reflected the intrinsic value of the business. Proceeds from the sales were used to acquire a new position in Walt Disney Company and purchase additional shares of General Electric & News Corporation.

Healthcare holdings (Astra Zeneca, Johnson & Johnson, Pfizer, Novartis, Sanofi Aventis, & Wellpoint) represent the largest sector in the fund. The Industrial sector (Illinois Toolworks, 3M Company, General Electric & Ingersoll-Rand Co.) is represented prominently as well. The fund owns shares of common stock in 30 holdings as of March 31, 2009.

Despite the plethora of fundamental information that is available to investors for their review to better understand the businesses that they own, more often that not, investor sentiment has more influence on stock prices in the short run than the underlying economic valuation of a publicly traded business. As long as the emotions of fear and greed influence share prices to gyrate above and below a company's intrinsic value, an investor with a long-term time horizon can take advantage of the disparity that results between daily market quotations and a company's economic value.

The basic difference between investors and speculators is determined by their attitudes towards share prices. A speculator attempts to anticipate and profit from price changes whereas the investor seeks to own good businesses at reasonable prices relative to their economic valuation. The successful investor is one that has a temperament to use good business judgment in making investment decisions that will provide a margin of safety and a satisfactory rate of return over a longer period of time. The Sycuan Value Fund will continue to employ such a philosophy in the management of fund assets.

Thank you for your continued confidence and support.
Arthur Q. Johnson, CFA

MANAGEMENT

Investment Team
Sycuan Capital Management
A.Q. Johnson & Co.

3007 Dehesa Road
El Cajon, CA 92019
Phone: 619-444-4048
Fax: 619-444-4775
www.sycuanfunds.com

INVESTMENT OBJECTIVES

The Sycuan Value Fund seeks long-term capital appreciation. The Fund normally invests at least 80% of its assets (at the time of purchase) in common stocks of companies that the Fund's sub-adviser believes are undervalued. Although the sub-adviser intends to invest the Fund's assets primarily in U.S. stocks, the Fund also may invest a significant portion of its assets (generally not to exceed 35% of its assets) in securities of foreign companies, including companies in emerging markets.

TOP TEN HOLDINGS AS OF MARCH 31 2009

Cisco Systems, Inc.	6.20%
Pfizer, Inc.	6.13%
WellPoint, Inc.	6.10%
Microsoft Corp.	5.61%
Johnson & Johnson	5.07%
Illinois Tool Works, Inc.	4.96%
3M Co.	4.79%
Travelers Companies, Inc.	4.57%
Sanofi Aventis ADR	4.04%
General Electric Co.	3.74%

Total # of Holdings = 30

PERFORMANCE AVERAGE ANNUALIZED RETURNS AS OF MARCH 31, 2009

	Since Inception	5 Year	3 Year	1 Year	Latest 3 Months**
Sycuan Value Fund	-7.18%	-9.95%	-19.07%	-45.86%	-18.78%
S&P 500*	-3.19%	-4.76%	-13.05%	-38.09%	-11.01%

All returns include change in share prices and reinvestment of any dividends and capital gain distributions.
* The S&P 500 Index is a capitalization-weighted, unmanaged index containing industrial, utility, transportation, and financial companies generally regarded as representative of the US stock market. The returns for the S&P 500 Index are calculated on a total return basis with dividends reinvested net of foreign withholding taxes, but do not reflect fees, brokerage commissions or other expenses of investing.
**Total Return not shown as an annualized value.

DISCLOSURES

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by call the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.